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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Amendment to Annual Report on Form 10-K/A of Analogic Corporation (the "Company") for the period ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John W. Wood Jr., Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

    (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ John W. Wood Jr.
                                          -------------------------------------
                                                    John W. Wood Jr.
                                          President and Chief Executive Officer
                                              (Principal Executive Officer)

Date: October 27, 2003

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